                                                                    EXHIBIT 32.1
                                 UNI-MARTS INC.


                            CERTIFICATION PURSUANT TO
                              18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Uni-Marts Inc. (the "Company") on Form 10-Q for the period ending January 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry D. Sahakian, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    February 13, 2004                      /S/ HENRY D. SAHAKIAN
                                            ------------------------------------
                                            Henry D. Sahakian
                                            Chairman of the Board and
                                            Chief Executive Officer